                                                                    EXHIBIT 4(a)

                             LETTER OF TRANSMITTAL

                 TO ACCEPT OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                              THE ENERGY GROUP PLC
                     PURSUANT TO THE RECOMMENDED CASH OFFER

                                       BY

                       LEHMAN BROTHERS AND MERRILL LYNCH
                                  ON BEHALF OF

                              TU ACQUISITIONS PLC
             (A WHOLLY-OWNED SUBSIDIARY OF TEXAS UTILITIES COMPANY)

     THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 10:00 PM (LONDON
TIME), 5:00 PM (NEW YORK CITY TIME) ON             , 1998. AT THE CONCLUSION OF
THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS HAVE BEEN SATISFIED, FULFILLED, OR WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF ENERGY GROUP SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD, EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.

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                                 DESCRIPTION OF ENERGY GROUP ADSS TENDERED
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NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
              APPEAR(S) ON ADR(S))                  ADS(S) TENDERED (ATTACH ADDITIONAL LIST IF NECESSARY)
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                                                                        TOTAL NUMBER
                                                                           OF ADSS             NUMBER
                                                     ADR SERIAL        REPRESENTED BY          OF ADSS
                                                     NUMBER(S)*            ADR(S)*           TENDERED**
                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

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  * Need not be completed for book-entry transfers.
 ** Unless otherwise indicated, it will be assumed that all Energy Group ADSs delivered to the US Depositary are being tendered. See Instruction 4.
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                      The US Depositary for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:                 Facsimile Transmission:      By Hand or Overnight Courier:
                                  (For Eligible Institutions
 Tender & Exchange Department                Only)               Tender & Exchange Department
        P.O. Box 11248                                                101 Barclay Street
     Church Street Station              (212) 815-6213            Receive and Deliver Window
 New York, New York 10286-1248    For Information Telephone:       New York, New York 10286
                                        (888) 460-7637

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

     ACCEPTING HOLDERS OF ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP ADRs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

     ACCEPTANCE OF THE OFFER IN RESPECT OF ENERGY GROUP SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Energy Group Shares that are not represented by Energy Group ADSs, you can obtain a Form of Acceptance, Authority and Election (the "Acceptance Form") from the Information Agent, the US Depositary or the UK Receiving Agent. See Instruction 13 of this Letter of Transmittal.

     The undersigned acknowledges that he or she has received and reviewed the
Texas Utilities Offer dated             , 1998 (the "Offer to Purchase") of TU
Acquisitions and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute TU Acquisitions' offer (the "Offer") to purchase, upon the terms and subject to the Conditions set out in the Offer to Purchase, all
outstanding Energy Group Securities, for        pence in cash per Energy Group
Share and L per Energy Group ADS, together with the benefits of the Share Alternative and the Loan Note Alternative and the right to elect to receive the consideration in US dollars set out in the Offer to Purchase.

     Delivery of a Letter of Transmittal, American Depositary Receipts evidencing Energy Group ADSs ("Energy Group ADRs") (or book-entry transfer of such Energy Group ADSs evidenced by Energy Group ADRs) and any other required documents to the US Depositary by Energy Group ADS holders will be deemed an acceptance of the Offer by such holder with respect to such Energy Group ADSs evidenced by Energy Group ADRs subject to the terms and Conditions set out in the Offer to Purchase and this Letter of Transmittal. Other capitalized terms used but not defined herein have the meanings given to them in the Offer to Purchase.

     This Letter of Transmittal is to be used if Energy Group ADRs evidencing Energy Group ADSs are to be forwarded herewith. If delivery of Energy Group ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set forth in "Procedures for Tendering Energy Group ADSs -- Book-Entry Transfer" in Part B of Appendix I to the Offer to Purchase, then either this Letter of Transmittal or an Agent's Message (as defined below) should be used.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the US Depositary and forming a part of a Book Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Facility tendering the Energy Group ADSs which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer to Purchase.

[ ] CHECK BOX IF ENERGY GROUP ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP ADRs BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution
                              --------------------------------------------------

Check box opposite name of relevant Book-Entry Transfer Facility:

      [ ]  The Depository Trust Company

     Account Number                      Transaction Code Number
                   --------------------                         ----------------

     If a holder of Energy Group ADSs wishes to accept the Offer and Energy Group ADRs evidencing such Energy Group ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Subsequent Offer Period, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Procedures for Tendering Energy Group ADSs -- Guaranteed Delivery" in Part B of Appendix I to the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[ ]   CHECK BOX ONLY IF ENERGY GROUP ADSs IN RESPECT OF WHICH THE OFFER IS
     BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
      DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:
     Name(s) of registered owner(s)
                                   ---------------------------------------------
     Date of execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution that guaranteed delivery
                                                  ------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the Energy Group ADSs evidenced by Energy Group ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Energy Group Shares represented thereby) specified in the box entitled "Description of Energy Group ADSs Tendered" subject to the terms and Conditions set forth in the Offer to Purchase and this Letter of Transmittal, by informing TU Acquisitions in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the Energy Group ADRs evidencing tendered Energy Group ADSs (or book-entry transfer of such Energy Group ADSs evidenced by Energy Group ADRs) and any other required documents to the US Depositary by a holder of Energy Group ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's Energy Group ADSs, subject to the terms and Conditions set out in the Offer to Purchase and this Letter of Transmittal.

     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer to Purchase, will constitute a binding agreement between the undersigned and TU Acquisitions upon the terms and subject to the Conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ENERGY GROUP ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE ENERGY GROUP SHARES REPRESENTED BY SUCH ENERGY GROUP ADSs MAY NOT BE MADE.

     The undersigned hereby delivers to the US Depositary the above-described Energy Group ADSs evidenced by Energy Group ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer to Purchase and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time TU Acquisitions will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, TU Acquisitions all right, title and interest in and to all Energy Group ADSs evidenced by Energy Group ADRs with respect to which the Offer is being accepted (and any and all Energy Group ADSs or other securities or rights issuable in respect of such Energy Group ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Energy Group ADRs for such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights) or accept transfer of ownership of such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, TU Acquisitions, (b) present such Energy Group ADRs for such Energy Group ADSs (and any other Energy Group ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights), all in accordance with the terms of the Offer.

     The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any director of TU Acquisitions or Lehman Brothers and Merrill Lynch in accordance with the terms of paragraph 7 of Part B of Appendix I to the Offer to Purchase.

     The undersigned agrees that effective from and after the date hereof or, if later, the date on which all Conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) TU Acquisitions or its agents shall be entitled to direct the exercise of any votes attaching to the Energy Group Shares represented by any Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such Energy Group Shares, including any right to requisition a general meeting of The Energy Group or of any class of its shareholders, and (b) the execution of this Letter of Transmittal by a holder of Energy Group ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs (i) an authority to The Energy Group or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as an Energy Group ADS holder to TU Acquisitions at its registered office, (ii) an authority to TU Acquisitions or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by TU Acquisitions to attend general meetings and separate class meetings of The Energy Group or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to the Energy Group Shares represented by such Accepted ADSs on his or her behalf, and (iii) the agreement of the undersigned not to exercise any such rights without the consent of TU Acquisitions and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of The Energy Group in respect of such Accepted ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the Energy Group ADSs evidenced by Energy Group ADRs (and the Energy Group Shares represented by such Energy Group ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Energy Group ADSs, securities or rights issued or issuable in respect of such Energy Group
ADSs) and, when the same are purchased by TU Acquisitions, TU Acquisitions will acquire good title thereto, free from all liens, equitable interests, charges, encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared,
made or paid on or after             , 1998 with respect to the Energy Group
Shares represented by the Energy Group ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or TU Acquisitions to be necessary or desirable to complete the sale, assignment and transfer of the Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Offer is being accepted (and any and all other Energy Group ADSs, securities or rights).

     The undersigned irrevocable undertakes, represents, and warrants to and agrees with TU Acquisitions (so as to bind him or her, his or her personal representatives, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of this document or any Acceptance Form or any related documents in, into or from Canada, Japan or Australia and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex, and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan, (ii) is accepting the Offer from outside Canada, Japan and Australia and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Japan and Australia.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this acceptance is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Energy Group ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any Energy Group ADRs evidencing Energy Group ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Energy Group ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Energy Group ADRs evidencing Energy Group ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of Energy Group ADSs evidenced by Energy Group ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility indicated above with any Energy Group ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any Energy Group ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

     If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby instructs the relevant payment agent (either the US Depositary or the UK Receiving Agent) to convert all amounts payable pursuant to the Offer from pounds sterling to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by TU Acquisitions to the relevant payment agent for delivery to holders of Energy Group ADSs and to pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the relevant payment agent by TU Acquisitions. Energy Group ADS holders should also be aware that the US dollar/pounds sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the relevant payment agent by TU Acquisitions. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting Energy Group ADS holders who do not elect to receive their consideration in pounds sterling. Such currency exchange will be effected by the relevant payment agent on behalf of the requesting Energy Group ADS holder and TU Acquisitions shall have no responsibility or obligation with respect thereto.

     SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE ENERGY GROUP ADRs EVIDENCING THE ENERGY GROUP ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

[ ]   CHECK HERE IF ANY OF THE ENERGY GROUP ADRs REPRESENTING ENERGY
     GROUP ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE
      INSTRUCTION 12.

     Number of Energy Group ADSs represented by the lost, stolen or destroyed

     Energy Group ADRs:
                       -----------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

[ ] Check box ONLY if the check for the purchase price with respect to Energy Group ADSs purchased is to be issued in the name of someone other than the undersigned.

Issue to:

Name
-----------------------------------------
       (Please Print)

Address
---------------------------------------
         (Include Zip Code)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

[ ] Check box ONLY if the check for the purchase price with respect to Energy Group ADSs purchased and/or the Texas Utilities Common Stock for the purchase price with respect to Energy Group ADSs purchased and/or Energy Group ADRs evidencing Energy Group ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail   [ ] Check     [ ] TU Common Stock
        [ ] ADR certificates to:

Name
-----------------------------------------
       (Please Print)

Address
---------------------------------------
         (Include Zip Code)

               SPECIAL TEXAS UTILITIES COMMON STOCK INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

[ ] Check box ONLY if the Texas Utilities common stock with respect to Energy Group ADSs purchased is to be registered in the name of someone other than the undersigned.

Register in name of:

Name:
--------------------------------------------------------------------------------
      (Please Print)

Address:
--------------------------------------------------------------------------------
       (Include Zip Code)

                             LIMITED SHARE ELECTION

[ ] Check box if you wish to receive New Texas Utilities Shares instead of the cash receivable by you under the terms of the Offer.

     Please note that to the extent that elections for this share alternative are received in excess of the maximum number of New Texas Utilities Shares offered, elections will be scaled down on a pro rata basis.

[ ] Certificated Securities Election: Check box if you wish to receive physical stock certificates for the New Texas Utilities Shares to which you are entitled under the terms of the Texas Utilities Offer. If you do not check this box, the New Texas Utilities Shares to which you are entitled under the terms of the Texas Utilities Offer will be held for you by Texas Utilities Shareholder Services or its nominee, and credited to your account.

                        POUNDS STERLING PAYMENT ELECTION

[ ] Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars and the relevant payment agent (either the US Depositary or the UK Receiving Agent) will arrange for the conversion of the pound sterling amounts payable to you to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by TU Acquisitions to the relevant payment agent for delivery to holders of the Energy Group ADSs.

                ------------------------------------------------
                                   SIGN HERE

                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

                ------------------------------------------------

                ------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:
-------------------------------------------------------------------------------,
1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Energy Group ADR(s) evidencing the Energy Group ADS(s) or by person(s) to whom Energy Group ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (Please Type or Print)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                                  (Include Zip Code)

Area Code and Telephone Number
---------------------------------------------------------------------------

Tax Identification or
Social Security No.
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                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                                (Please Type or Print)

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Area Code and Telephone No.
--------------------------------------------------------------------------------

Dated:
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                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or the box entitled "Special Texas Utilities Common Stock Instructions" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such Energy Group ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSS. This Letter of Transmittal is to be completed either if Energy Group ADRs evidencing Energy Group ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in "Procedures for Tendering Energy Group ADSs -- Book-Entry Transfer" in Part B of Appendix I to the Offer to Purchase. Energy Group ADRs evidencing Energy Group ADSs or confirmation of a book-entry transfer of such Energy Group ADSs into the US depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other documents required by this Letter of Transmittal, or Agent's Message must be delivered to the US Depositary at one of its addresses set forth herein.

     Energy Group ADS holders whose Energy Group ADRs are not immediately available or who cannot deliver their Energy Group ADRs and all other required documents to the US depositary or complete the procedures for book-entry transfer prior to the expiration of the Subsequent Offer Period may accept the Offer with respect to their Energy Group ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "Procedures for Tendering Energy Group ADSs -- Guaranteed Delivery" in Part B of Appendix I to the Offer to Purchase. Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by TU Acquisitions must be received by the US Depositary prior to the expiration of the Subsequent Offer Period; and (c) the Energy Group ADRs evidencing the Energy Group ADSs in respect of which the Offer is being accepted (or, in the case of Energy Group ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Energy Group ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Offer to Purchase) together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, are received by the US Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

     THE METHOD OF DELIVERY OF ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF ENERGY GROUP ADSs ACCEPTING THE OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional Energy Group ADSs will be purchased. All accepting Energy Group ADS holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Energy Group ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of Energy Group ADSs should be listed on a separate schedule attached hereto.

     4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the Energy Group ADSs evidenced by any Energy Group ADRs delivered to the US Depositary herewith, fill in the number of Energy Group ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered." In such case, a new Energy Group ADR for the remainder of the Energy Group ADSs (in respect of which the Offer is not being accepted) represented by the old Energy Group ADR will be sent to the registered holder as promptly as practicable following the date on which the Energy Group ADSs in respect of which the Offer has been accepted are purchased.

     The Offer will be deemed to have been accepted in respect of all Energy Group ADSs evidenced by Energy Group ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, Energy Group ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Energy Group ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the Energy Group ADSs in respect of which the Offer is being accepted are registered in different names on different Energy Group ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Energy Group ADRs.

     If this Letter of Transmittal or any Energy Group ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officer of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to TU Acquisitions of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Energy Group ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Energy Group ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Energy Group ADSs listed, the Energy Group ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the Energy Group ADRs evidencing such Energy Group ADSs. Signatures on such Energy Group ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. TU Acquisitions will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Energy Group ADSs evidenced by Energy Group ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if Energy Group ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Energy Group ADRs listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check or Texas Utilities Common Stock for the purchase price is to be sent and/or any Energy Group ADRs evidencing Energy Group ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that when on the reverse or the Texas Utilities Common Stock for the purchase price is to be registered in the name of a person other than the signer of this Letter of Transmittal, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" and/or "Special Texas Utilities Common Stock Instructions" on this Letter of Transmittal should be completed.

     8. POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election." If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted by the relevant payment agent (either the US Depositary or the UK Receiving Agent) into US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by TU Acquisitions to the relevant payment agent for delivery to holders of Energy Group ADSs.

     9. WAIVER OF CONDITIONS. TU Acquisitions reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the City Code.

     10. 31% U.S. BACKUP WITHHOLDING. In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of Energy Group ADSs pursuant to the Offer, an Energy Group ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made in exchange for the surrendered Energy Group ADSs may be subject to backup withholding.

If backup withholding applies, the US Depositary is required to withhold 31% of any payment made pursuant to the Offer.

     Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

     The TIN that is to be provided on the Substitute W-9 is that of the registered holder(s) of the Energy Group ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the Energy Group ADSs. The TIN for an individual is his or her social security number. Each tendering Energy Group ADS holder generally is required to notify the US Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the Certification is completed), the US Depositary will withhold 31% on any cash payment of the purchase price for the Energy Group ADSs made prior to the time it is provided with a properly certified TIN.

     Exempt persons (including among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US Depositary. An Energy Group ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Energy Group ADR evidencing Energy Group ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Energy Group ADSs evidenced by such lost, destroyed or stolen Energy Group ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Energy Group ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Energy Group ADRs have been followed.

     13. HOLDERS OF ENERGY GROUP SHARES NOT REPRESENTED BY ENERGY GROUP
ADSS. Holders of Energy Group Shares have been sent a Form of Acceptance with the Offer to Purchase and may not accept the Offer in respect of Energy Group Shares pursuant to this Letter of Transmittal except insofar as those shares are represented by Energy Group ADSs. If any holder of Energy Group Shares which are not represented by Energy Group ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase or the US Depositary.

PAYER'S NAME:     THE BANK OF NEW YORK, AS US DEPOSITARY

THE INFORMATION AGENT FOR THE OFFER IS:

     [Name and Address]

     [Telephone]

THE DEALER MANAGERS FOR THE OFFER ARE:

LEHMAN BROTHERS    MERRILL LYNCH
[Address &
  Telephone]       [Address & Telephone]